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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 31, 1998


                              GLACIER BANCORP, INC.


             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


               333-50965                               81-0519541
       ------------------------                -------------------------------
       (Commission File Number)                IRS Employer Identification No.


                                   P.O. Box 27
                                 202 Main Street
                            Kalispell, MT 59903-0027
               (Address of principal executive offices) (zip code)


        Registrant's telephone number, including area code: 406-756-4200


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

                  Effective August 31, 1998, Glacier Bancorp, Inc. ("Glacier") completed its pending acquisition of HUB Financial Corporation. The acquisition was accomplished pursuant to a Plan and Agreement of Merger, dated as of December 30, 1997 (the "Agreement"). The Agreement was included as Appendix A to the Joint Proxy Statement/Prospectus dated July 16, 1998, previously filed by Glacier as part of its Registration Statement on Form S-4 with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION, AND EXHIBITS


         (a) Financial Statements - The requisite historical financial information will be filed as soon as available, but no later than 60 days after this Report was required to be filed.

         (b) Pro forma Financial Information - The requisite pro forma financial information will be filed as soon as available, but no later than 60 days after this Report was required to be filed.

         (c)      Exhibits.


                  (99.1) Press Release dated September 1, 1998 issued by Glacier to announce the completion of the Acquisition of HUB Financial Corporation.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:    August 31, 1998


                                        GLACIER BANCORP, INC.



                                        By   /s/ Michael J. Blodnick
                                             -----------------------------------
                                             Michael J. Blodnick, President and
                                             Chief Executive Officer